INVESTOR PRESENTATION WINTER 2025 DRILLINGTOOLS.COM NASDAQ: DTI Exhibit 99.1

FORWARD LOOKING STATEMENTS General: Drilling Tools International Corporation (“DTI”) is making this presentation available in connection with the release of its financial results for the three months ended September 30, 2025. The information contained in this presentation does not purport to be all-inclusive or to contain all information that prospective investors may require. Prospective investors are encouraged to conduct their own analysis and review of information contained in this presentation as well as important additional information through the Securities and Exchange Commission’s (“SEC”) EDGAR system at www.sec.gov and on our website at www.drillingtools.com. Forward-Looking Statements: This presentation and the oral statements made in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. DTI’s actual results may differ from its expectations, estimates and projections, and, consequently, you should not rely on these forward-looking statements as predictions of future events. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, statements regarding DTI and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements in this presentation may include, for example, statements about: (1) the demand for DTI’s products and services, which is influenced by the general level activity in the oil and gas industry; (2) DTI’s ability to retain its customers, particularly those that contribute to a large portion of its revenue; (3) DTI’s ability to employ and retain a sufficient number of skilled and qualified workers, including its key personnel; (4) DTI’s ability to market its services in a competitive industry; (5) DTI’s ability to execute, integrate and realize the benefits of acquisitions, and manage the resulting growth of its business; (6) potential liability for claims arising from damage or harm caused by the operation of DTI’s tools, or otherwise arising from the dangerous activities that are inherent in the oil and gas industry; (7) DTI’s ability to obtain additional capital; (8) potential political, regulatory, economic and social disruptions in the countries in which DTI conducts business, including changes in tax laws or tax rates; (9) DTI’s dependence on its information technology systems, in particular Customer Order Management Portal and Support System, for the efficient operation of DTI’s business; (10) DTI’s ability to comply with applicable laws, regulations and rules, including those related to the environment, greenhouse gases and climate change; (11) DTI’s ability to maintain an effective system of disclosure controls and internal control over financial reporting; (12) the potential for volatility in the market price of DTI’s common stock; (13) the impact of increased legal, accounting, administrative and other costs incurred as a public company, including the impact of possible shareholder litigation; (14) the potential for issuance of additional shares of DTI’s common stock or other equity securities; (15) DTI’s ability to maintain the listing of its common stock on Nasdaq; and (16) other risks and uncertainties separately provided to you and indicated from time to time described in DTI’s most recent Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC. These forward-looking statements are based on DTI management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. DTI cautions that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. You should also carefully consider the risks and uncertainties described and the information presented in DTI’s current annual report on Form 10-K filed March 14, 2025 and in subsequent current, quarterly and annual reports filed with or furnished to the SEC. These filings or potential filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements referred hereto. DTI undertakes no obligation to and accepts no obligation to release publicly any updates or revisions to any forward-looking statements or to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.  Industry, Market Data and Partnerships: In this presentation, DTI relies on and refers to certain information and statistics regarding the markets and industries in which DTI competes. Such information and statistics are based on management’s estimates and/or obtained from third-party sources, including reports by market research firms and company filings. While DTI believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. DTI has not independently verified the accuracy or completeness of the information provided by the third-party sources. This presentation contains descriptions of certain key business partnerships of DTI. These descriptions are based on DTI’s management team’s discussion with such counterparties, certain non-binding written agreements and the latest available information and estimates as of the date of this presentation.  Use of Projections: This presentation contains projected financial information with respect to DTI. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. Further, illustrative presentations are not necessarily based on management’s projections, estimates, expectations or targets but are presented for illustrative purposes only. DTI’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and, accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this presentation, and the inclusion of such information in this presentation is not intended, and should not be regarded, as a representation by any person that the results reflected in such forecasts will be achieved. Further, the metrics referenced in this presentation regarding select aspects of DTI’s operations were selected by DTI on a subjective basis. Such metrics are provided solely for illustrative purposes to demonstrate elements of DTI’s business, are incomplete and are not necessarily indicative of DTI’s performance or future performance or overall operations. Any views expressed herein reflect the judgment of DTI as of the date of this presentation and may be subject to change if DTI becomes aware of any information, whether specific to a transaction or general (including changes in prevailing capital markets conditions), which may have an impact on any such views. You should not assume that any information in this overview is accurate as of any date other than the date hereof or as otherwise specified herein. There can be no assurance that historical trends will continue. Any investment in DTI’s common stock entails a high degree of risk. No assurance can be given that investors will receive a return on their capital, and investors could lose part or all of their investment.  Non-GAAP Financial Measures: This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including, but not limited to: Adjusted EBITDA, Adjusted Net Income (Loss), Adjusted Free Cash Flow, and certain ratios and other metrics derived therefrom. Note that other companies may calculate these non-GAAP financial measures differently, and, therefore, such financial measures may not be directly comparable to similarly titled measures of other companies. Further, these non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing DTI’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income (loss), net cash (used in) provided by operating activities or other measures of profitability, liquidity or performance under GAAP. You should be aware that DTI’s presentation of these measures may not be comparable to similarly titled measures used by other companies. DTI believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to DTI’s results of operations. DTI believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in DTI, and in comparing DTI’s financial measures with those of other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgment by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this presentation or to the tables herein for a reconciliation of these measures to what DTI believes are the most directly comparable measure evaluated in accordance with GAAP. Reconciliation of historical non-GAAP measures to comparable GAAP measures are provided in the Appendix. This presentation also includes certain projections of non-GAAP financial measures. Reconciliation of these items to net income include gains or losses on sale or consolidation transactions, accelerated depreciation, impairment charges, gains or losses on retirement of debt, variations in effective tax rate and fluctuations in net working capital, which are difficult to predict and estimate and are primarily dependent on future events.   Rounding: Certain monetary amounts, percentages and other figures included in this presentation have been subject to rounding adjustments. Certain other amounts that appear in this presentation may not sum due to rounding.   Trademarks: This presentation contains trademarks, service marks, trade names and copyrights of DTI and other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but DTI will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Further, third-party logos included in this presentation may represent past or present vendors or suppliers of materials and/or products to DTI for use in connection with its business or may be provided simply for illustrative purposes only. Inclusion of such logos does not necessarily imply affiliation with or endorsement by such firms or businesses. There is no guarantee that DTI will work, or continue to work, with any of the firms or businesses whose logos are included herein in the future.

OVERVIEW BY THE CEO BUILT FOR OUTPERFORMANCE At DTI, we're not just adapting to the future of drilling – we're shaping it. We continue to have success in integrating our latest acquisitions, realizing synergies and positioning DTI for the future. Our strategic consolidation of the oilfield service rental tool industry, coupled with our focus on innovative technologies, allows us to meet the evolving needs of our customers. As we look ahead, we're committed to driving efficiency, expanding our global footprint, and delivering value to our stockholders in an industry that demands constant evolution. Wayne Prejean Chief Executive Officer 3

THE LIFECYCLE TO PROVIDE MISSION CRITICAL DRILLING TOOLS Extensive Tool Inventory Active rental and market participation on 60% of drilling rigs in North America and growing in the Eastern Hemisphere. Efficient In-House Manufacturing & Repair Facilities Building and Maintaining existing fleet and future innovations at a competitive edge. Expanding Global Footprint DTI continues to expand globally with extensive operations in North America, Europe, Middle East, Africa and throughout Asia Pacific. Sustainable Financial Results $38.8 Million Q3 2025 revenue reflects broad scope and scale $5.6 Million Q3 2025 Adj. Free Cash Flow reflects resilience in a lower rig count environment Q3 2025 Revenue Mix 85% Western Hemisphere 15 service and support facilities 15% Eastern Hemisphere 11 service and support facilities 4

BLUE CHIP CUSTOMER BASE ACROSS E&P AND OFS COMPANIES 5

DTI LEADERSHIP TEAM EXPERIENCE MATTERS 6

OUR CUSTOMERS & WHY THEY RENT TOOLS Outsources Logistics, Inspection, Storage & Maintenance Fill Equipment Supply Gaps Immediate Equipment Availability Focus Capex On Core Operations Eliminates Equipment Redeployment Risk Control Expenses & Inventory Access To the Right Equipment for Any Job Benefits operators receive from renting tools Our Customers(1) Complex drilling, completions, and workover programs lead most operators and service providers to focus on core competencies while preferring to rely on third-parties for rental tool support. Why rent from DTI? Our Rental Offering Provides Customer Efficiency & Value-Additive Solutions 7 1) Represents YTD 2025 customer breakdown

COMPREHENSIVE OFFERING TO SUPPLY DOWNHOLE TECHNOLOGY ACROSS WELL CONSTRUCTION AND ABANDONMENT OPERATIONS Differentiated and extensive inventory of tools to address the wide-ranging needs of Oil & Gas customers across all regions Heavy Weight Drill Pipe Stabilizer Drill-N-Ream RotoSteer Non-Magnetic Collar Drill Collar Bit Sub Rubblizer for Plug and Abandonment MechLOK TurboRunner MWD Crossover Subs/Accessories Surface & Downhole Bit Sleeve Stabilizer Drilling Drill Pipe Mud Motor Completion Completion TurboCaser Completion, MWD, Mud Motor; Currently not supplied by DTI 8

MODERN MANUFACTURING & REPAIR SERVICES Nisku, CANADA Relocated to a new facility in 2024 Poised to better serve DTI’s client base through a fit for purpose facility Supports Canada and other International locations Responsive, Scalable and Low Cost Vernal, UT Bit repair and manufacture Drill N Ream support Specializes in PDC tool technology High-Spec machining equipment and facility Ability to manufacture most of our rental tools enables cost reduction & control of supply chain Machine and repair equipment ensures product quality, increases product life, and improves fleet utilization Broussard, LA Vertically integrated portion of DTR and rental tool business Allows for cost control Provides a sustainable queue of tools We purchase premium drill pipe and tubing from reputable and qualified third parties 9

COMPASS provides the customer traceability and transparency in the rental tool process. Customers can order their own tools online through Compass with an “Amazon style” experience. KEY OPERATIONAL DIFFERENTIATORS Proprietary COMPASS Order Management System Unique, Proprietary Software and Support System Full Catalog of Tools and Equipment Expedites Order Process Effective Pricing Controls Customized, Automated, Accurate Reporting Provides Customers Centralized Order Management Transaction Data Analyzed for Strategic Fleet Management COMPASS provides valuable information to DTI for making data-based capital allocation decisions CUSTOMER ORDER MANAGEMENT PORTAL AND SUPPORT SYSTEM 10

EXECUTING OUR STRATEGIC PLAN DELIVERING RESILIENT RESULTS DTI ACHIEVEMENTS SINCE BECOMING A PUBLIC COMPANY IN JUNE 2023 Four acquisitions in 9 months Deep Casing Tools / Superior Drilling Products / European Drilling Projects / Titan Tools Improved liquidity and strengthened the balance sheet Expanded the ABL Credit Facility from $60 million to $80 million Added a $25 million term loan maturing in March 2029 Grew portfolio from 2 to 16 patented products Approximately 150 active patents supporting those technologies. 2025 Outlook represents stable financial results despite an uncertain market environment Maintaining healthy Adjusted Free Cash Flow Margins(1) Despite anticipated declines in activity levels Adjusted Free Cash Flow is a non-GAAP financial measure. See “Non-GAAP Financial Measures” in the appendix for reconciliations to the most directly comparable financial measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). 11

Capital Allocation Strategy Maintenance & Organic Growth Investments Unique CapEx lever that enables DTI to selectively deploy capital for future strategic growth or harvest Adj. Free Cash Flow Strategic Acquisitions Announced four acquisitions in 2024 that further strengthened business model & diversified geographic footprint Have identified additional near-term targets Return of Capital to Shareholders Authorized $10mm share repurchase program Repurchased over $1.1 million of DTI common stock during Q2 and Q3 of 2025 Allows DTI to opportunistically capitalize on dislocations between share price and perceived value Provides flexibility to optimize capital structure and flexibility to efficiently manage equity base Prioritizing Financial Strength Through Disciplined Approach 12 “We are constantly evaluating our capital allocation strategy to ensure we are prioritizing opportunistic capital deployment with the sole focus of maximizing value for our shareholders. Going forward, we intend to utilize the tools at our disposal and allocate resources to the areas with the greatest returns.” David Johnson Chief Financial Officer

ORGANIC GROWTH DRIVERS 2025 results will include a full year of contributions from all acquisitions announced in 2024 Leverage our global footprint of distribution and sales channel to market Expand scope of tools & services through technological advancements Leading edge downhole technology for extended reach drilling Proprietary examples: Deep Casing Tools / Next Generation Stabilizers –Fixed Blade RotoSteerTM / Drill-N-Ream® / SafeFloatTM Grow customer base and gain global market share utilizing acquisitions / technology Trend towards longer laterals favors DTI’s new technology International markets adopting unconventional “shale type” drilling applications DTI is well positioned to supply in those markets 13

M&A GROWTH STRATEGY: SIGNIFICANT CONSOLIDATION UPSIDE DTI has established a framework and robust pipeline to strategically consolidate the oilfield service rental tool industry through accretive acquisitions Large Fragmented Industry Large universe of potential targets – primarily smaller, specialized regional companies & individual products Leverage Existing Customer Relationships DTI’s 325+ MSAs, many of which are with leading service companies and E&P operators, can accelerate growth Leverage DTI’s Large Facility Footprint Geographic presence in all major markets enables quick deployment of DTI’s suite of products and services Commercialize “Good Ideas” Platform and experienced team can quickly commercialize new technologies that otherwise have a limited path to market Create Drilling Efficiencies Strategic emphasis on products that reduce rig days per well and therefore deliver higher margins and increased customer value Increase Product Sophistication Continue expanding into higher value, more sophisticated tools (e.g., enhanced extended reach wellbore technologies) Broaden International Expansion Continue to strategically review international markets and potential distribution partners DTI’s M&A Framework 14

M&A GROWTH STRATEGY: SIGNIFICANT CONSOLIDATION UPSIDE M&A Pipeline Large universe of potential targets Current M&A Targets Active Targets in the pipeline Near-Term Priority Targets Identified 500+ 100+ ~25 ~5 Unlock Business Potential and Profit with Acquired Companies 10 15

SYNERGIES Clear path to margin enhancement and free cash flow optimization Adjusted Free Cash Flow(1) Growth Adjusted FCF Margin(2) Outlook Adjusted Free Cash Flow is a non-GAAP financial measure. See “Non-GAAP Financial Measures” in the appendix for reconciliations to the most directly comparable financial measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted Free Cash Flow Margin is defined as Adjusted EBITDA less Gross Capital Expenditures divided by Total Revenue Outlook reflects the midpoint of 2025 guidance and represents a slight year-over-year decline due to growth investments made in the Eastern Hemisphere. DTI has developed a proven integration playbook As targeted, DTI achieved 100% of the $4.5 million in previously announced SDPI synergies by August 2025 Identified additional synergies in excess of targeted amount Integrating acquired assets and tools into the DTI platform Drive margins and enhance market share through differentiated approach Achieved/visibility additional efficiencies with acquired assets Migrating all acquisitions to common ERP system and COMPASS platform – “One DTI” Initiative Status update $17.2M $14.0M - $19.0M (3) 16

1) Adjusted EBITDA and Adjusted Free Cash Flow are non-GAAP financial measures. See “Non-GAAP Financial Measures” in the appendix for reconciliations to the most directly comparable financial measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). 2) 2025E represents the Company’s outlook as of November 6, 2025 as shown on page 25 SUSTAINABLE GROWTH EXECUTING THE PLAN (in millions) Revenue Adjusted EBITDA (1) Capital Expenditures Adjusted Free Cash Flow (1) $152.0 $154.4 $145.0 - $165.0 $51.0 $40.1 $32.0 - $42.0 $43.8 $22.9 $18.0 - $23.0 $14.0 - $19.0 $17.2 $7.3 (2) (2) (2) (2) (in millions) (in millions) (in millions) 17

Source: Company financials and management estimates. 2025E represents the Company’s outlook as of November 6, 2025 as shown on page 25 1) Adjusted Free Cash Flow defined as Adjusted EBITDA less Gross Capital Expenditures 2) Maintenance and Growth percentages for FY 2025 represent the current forecasted split as of November 6, 2025 COMPONENTS OF ADJUSTED EBITDA Increased Growth Capital spending in recent years now supports stronger Adjusted Free Cash Flow in 2025+ Smart Capital Expenditures Commentary 2023 2024 2025E Maintenance CapEx % of Revenue(2) 13% 10% ~10% Growth CapEx % of Revenue(2) 16% 5% ~3% Adj. Free Cash Flow % of EBITDA(1) 14% 43% ~45% Adj. Free Cash Flow(1) can be directly influenced by Growth CapEx strategy Growth CapEx is company funded and grew as a percentage of revenue in 2023, which supported stronger 2024+ Adj. Free Cash Flow Maintenance CapEx is primarily funded by tool recovery revenue and helps keep our rental fleet relevant and sustainable $7.3 $24.1 $19.7 $17.2 $7.9 $15.0 $14.0 - $19.0 $4.0 - $5.0 $14.0 – $18.0 18

1) Adjusted Free Cash Flow Margin is defined as Adjusted EBITDA less Gross Capital Expenditures divided by Total Revenue 2) Uses midpoint of DTI's 2025 guidance and FY25 consensus estimates for peer group PEER ADJ. FREE CASH FLOW MARGIN(1) COMPARISONS 2024 Actual Tool recovery revenue Lost or damaged equipment charges, allows DTI to sustain its fleet, maintain relevant tools and technology, and generate positive adjusted free cash flow throughout industry cycles. 2025 Estimates(2) 19

Sources: 1) Peer buckets compiled using Raymond James’ Public Company Energy Equipment & Services tracker Excludes multiples for companies that have undergone a transformational transaction 2) DTI’s multiple was calculated using the stock price as of November 6, 2025, historical results and current company outlook Significant Undervaluation EV/EBITDA (2024A) 20 EV/EBITDA (2025E) 8.9x 7.8x 6.8x 5.3x 5.2x 4.1x 8.6x 7.7x 7.1x 5.5x 4.8x 4.3x Compared to Peers DTI’s Peer Group DTI’s Peer Group

NEW GEOGRAPHIC SEGMENTS 21

Tool Rental (Q/Q) 11% WESTERN HEMISPHERE OVERVIEW Sustainable rental activity with major market share Over 60% of all drilling rigs in NA utilize DTI tools and equipment Presence across all major basins in North America A market leader in the deep-water Gulf of America ~62,000 tools deployed in North America 15 Service and Support Centers 3 Manufacturing Facilities Regional Highlights Revenue Contribution 3Q25 Sales(1) Product Rental Western $ 7.1M $ 27.9M Eastern $ 0.4M $ 5.8M 85% Product Service Lines Deployed Rental tools used in bottom hole assemblies (“BHA”) Subs, Stabilizers, Collars, Accessory Tools Wellbore Optimization Tools Drill-N-Ream® - RotoSteerTM - Fixed Blade Stabilizers & Sleeves Tubular Goods for drilling, workover and completion operations Drill Pipe, Tubing, Handling Tools and Accessories Blowout preventers and related pressure control equipment Target Depth Technologies – “Deep Casing Tools” Suite of Products TurboRunner, TurboCaser, MechLOK and Rubblizer 1) Excludes the financial impact of intercompany eliminations 22 Product Sales (Q/Q) 5%

Product Sales (Q/Q) 89% Revenue Contribution(2) 3Q25 Sales(1) Product Rental Western $ 7.1M $ 27.9M Eastern $ 0.4M $ 5.8M 15% Product Service Lines Deployed Rental tools used in bottom hole assemblies (“BHA”) Subs, Stabilizers, Collars, Accessory Tools, Hole Openers WellBore Optimization Tools Drill-N-Ream® - Fixed Blade Stabilizer Technology - RSS Sleeves Target Depth Technologies – “Deep Casing Tools” Suite of Products TurboRunner, TurboCaser, MechLOK and Rubblizer EASTERN HEMISPHERE OVERVIEW Expanded international market share over the past twelve months with the acquisitions of Deep Casing Tools, European Drilling Projects and Titan Tools Expect international revenue growth as a percentage of total revenue in 2025 Expanding footprint in Europe, Middle East and Asia International fleet growing rapidly 11 International Service and Support Centers Regional Highlights 1) Excludes the financial impact of intercompany eliminations 2) Reflects an increase in Eastern Hemisphere total revenue contribution from 10% in the third quarter of 2024 to 15% in the third quarter of 2025 Tubular Goods for drilling, workover and completion operations Drill Pipe, Tubing, Handling Tools and Accessories Blowout preventers and related pressure control equipment 23 Tool Rental (Q/Q) 970%

EASTERN HEMISPHERE EXPANSION FOR A GLOBAL FOOTPRINT GLOBAL REVENUE SPLIT WESTERN | EASTERN HEMISPHERE ~1% ~8% ~15% ‘23 ‘24 ‘25 “Our global footprint creates powerful synergies in terms of tool deployment efficiencies, sales potential and technological development.” Aldo Rodriquez VP of Sales 24

1) Adjusted EBITDA and Adjusted Free Cash Flow are non-GAAP financial measures. See “Non-GAAP Financial Measures” in the appendix for reconciliations to the most directly comparable financial measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). 2) Adjusted Free Cash Flow defined as Adjusted EBITDA less Gross Capital Expenditures 3) Guidance is subject to change dependent upon market conditions 2025 FINANCIAL OUTLOOK Delivering Adjusted Free Cash Flow Throughout The Cycle Key guidance summary DTI expects to deliver Adjusted Free Cash Flow growth despite an anticipated decline in rig count in 2025 FY 2025 guidance includes contributions from all four recent acquisitions Expect to double revenue contribution from Eastern Hemisphere in FY 2025 ($ thousands) FY 2025 Guidance(3) Revenue $145,000 - $165,000 Adjusted EBITDA(1) $32,000 - $42,000 Adjusted Free Cash Flow(1)(2) $14,000 - $19,000 Capital Expenditures $18,000 - $23,000 25

DTI’S DIFFERENTIATED GROWTH STRATEGY Creates A Compelling Investment Profile 1 A Market Leader in Downhole Tools for the Oil & Gas Industry 2 Blue Chip Customers 3 Strategic Model Delivering Through-Cycle Outperformance 4 Proven Growth: Organic & M&A in Fragmented Industry 5 Strong Balance Sheet / Low Leverage / Significant Free Cash Flow 6 Experienced and Proven Leadership Team 7 Sustainable Financial Growth Outlook 26

Additional Information 27

ORGANIZATIONAL STRUCTURE INSIDER OWNERSHIP Company Profile Ownership Profile as of 6/21/2023(3) Ticker: DTI (NASDAQ) Current Change(1) Shares Outstanding 35,198,778 (0.7%) Market Capitalization (as of 9/30/2025) $81.0M (19.9%) Shareholders’ Equity (as of 9/30/2025) $121.1M (1.1%) Private Equity (PE) Ownership(2) 42.4% (12.0)% Ownership Profile as of 12/31/2024 Improving float and liquidity over time à PE reinvested 100% of their equity, demonstrating a long-term commitment to DTI’s success and growth. Support strategic acquisitions and expansions, enhancing DTI's capabilities and market reach. Foster a culture of accountability and long-term focus, leading to more effective decision-making and strategic planning. 28 1) Percent change for Shares Outstanding, Market Capitalization, and Shareholders’ Equity are calculated on a sequential quarterly basis. 2) Private Equity ownership is calculated once a year. Percent change reflects the difference in Private Equity ownership from 12/31/2023 to 12/31/2024. 3) DTI’s first day of trading on NASDAQ

1) Deep Casing Tools merger closed on March 18, 2024 STRATEGIC RATIONALE DEEP CASING TOOLS(1) Adds to DTI’s technology platform Expands intellectual property portfolio by over 60 patents Accretive to DTI’s earnings and Adj. Free Cash Flow profile Adds strong international customer relationships ADNOC / ARAMCO / PEMEX / PETROBRAS / PETRONAS Opportunity to expand Deep Casing products into North America  500+ 100+ ~25 ~5 29

1) Superior Drilling Products merger closed on August 1, 2024 STRATEGIC RATIONALE SUPERIOR DRILLING PRODUCTS(1) Enhances vertical integration of differentiated technology Cost savings on Drill-N-Ream® tool Synergies – eliminates duplicative public company costs Adds significant precision manufacturing capacity Enhances horizontal opportunities Expands DTI’s intellectual property portfolio by over 10 patents Will own global rights to Drill-N-Ream tool Accelerate Drill-N-Ream growth opportunities world-wide Entrance into drill bit re-manufacture and repair business 500+ 100+ ~25 ~5 30

1) European Drilling Projects merger closed on October 1, 2024 2) Titan Tools Services merger closed on January 2, 2025 STRATEGIC RATIONALE EUROPEAN DRILLING PROJECTS(1) DTI Enhances Technological Advancement & Global Expansion Efforts Adds key personnel, industry expertise and customer relationships Adds cutting-edge tools, such as the FixedBlade® Stabilizer, to DTI’s industry leading technology portfolio STRATEGIC RATIONALE TITAN TOOLS SERVICES(2) Expands Global Reach in Downhole Tool Services Enhances DTI’s product offerings and technological capabilities Strengthens DTI’s presence in the North Sea, European and African markets 500+ 100+ ~25 ~5 31

Governance Social (+Safety) Continuous evaluations and control measures to ensure minimization of waste Pursuing highest levels of operational proficiency to reduce rework, and use of chemicals and waste Actively promoting recycling including extensive rental tool recycling and refurbishment programs & opportunities to redeploy equipment for energy transition markets such as geothermal, carbon capture and storage DTI is committed to environmental stewardship ESG & SAFETY ARE INTEGRAL TO OUR SUCCESS Environmental Identify and control exposures to limit potential injury and production interruptions or damages Continual contributions to local community events, charities and employee activities DTI’s leadership is focused on deriving long-term value for all stakeholders by: Executive accountability through the election of an independent board(1) Strong internal controls 32 1) A majority of our directors are independent for the purposes of the applicable Nasdaq and Securities Exchange Commission rules.

Reduces drill string vibration and torque… Stabilizers Drill collars Adds weight to the BHA to increase rate of penetration (“ROP”) and reduce vibration… Subs & other equipment Variety of subs, crossovers and handling tools used in the drill string OVERVIEW OF DIRECTIONAL TOOL RENTALS KEY EQUIPMENT 33

OVERVIEW OF WELLBORE OPTIMIZATION TOOLS PRODUCTS OFFERED Drill-N-Ream® (DNR) Wellbore Conditioning Tool 2023: Commercially launched Specialty tools division with focused field sales and service professionals providing rig site visits and customer service, enabling consistent product performance and customer satisfaction Emerging Technology RotoSteerTM Substantial Improvements in Wellbore Quality Improves ROP, reduces torque and drag and eliminates slides Potential application for hundreds of wells annually Patented technology allows the tool to maintain a market leading position Numerous benefits to the customer Allows operators to extend length of wellbore at a lower cost 34

OVERVIEW OF PREMIUM TOOLS KEY EQUIPMENT DTI offers a wide array of premium tubulars for drilling, workover and completion operations, API blowout preventers and pressure control accessories as well as a comprehensive suite of related handling tools Tubulars Drill Pipe – 2 to 5 inch API bottleneck, slim-hole, API, proprietary double shoulder-high torque connections Heavy-Weight Drill Pipe – 3 to 5 inch API bottleneck, slim-hole, API, proprietary double shoulder-high torque connections Drill Collars – 3 to 9 steel spiral and slick Kellys – hex or square from 38 to 46 inch Pup Joints – drill pipe and tubing Tubing – premium PH-6, CS-8 and API 8Rd with thread from 2 to 4   Handling Tools Stabbing Guides – for tubing and drill pipe Drifts – for all pipe sizes (Teflon, steel and aluminum) Rotary Slips – for tubing, casing, drill pipe and drill collars Safety Clamps – for pipe and collars Manual Tongs – K-25 to K-70 hand tongs and HT-200 manual rotary tongs Elevators – slip grip, bottleneck and bushing types Subs – TDS, wear, float, X-over, bit, lift and pump-ins Other Products Blowout Preventers – 5M, 10M and 15M psi Accumulators – diesel, electric and air powered Hoses – high pressure, fire retardant and steel flex Spools – spacers, adaptors and diverters Double Studded Adaptors Gate Valves – manual, hydraulic and air actuated Chokes – manual adjustable and fixed orifice Manifolds – skid mounted custom buffers assembled to specification Flanged Accessories – tees, crosses (flanged and studded) Stud Bolts – B7M H2S service Chiksan Iron – loops, swivel joints and pups 35

OTHER PRODUCTS & SERVICES Downhole Inspection Services Independent inspection services equipment of all DTI divisions and select external customers Critical to efficient operations Services across North America including network of six domestic and one Canadian inspection facilities Product Sales Made-to-order downhole drilling tools Completion and production Product Sales Production desander tool operations Williston, ND manufacturing and distribution facility Technical Services Group Sustaining engineering Performance analysis Product development Technical support to quality assurance Internal Support & Emerging Products 36

Financial information 37

THIRD QUARTER 2025 INCOME STATEMENT 38

NINE MONTHS ENDED 9/30/2025 INCOME STATEMENT 39

THIRD QUARTER 2025 BALANCE SHEET 40 September 30, December 31, 2025 2024 ASSETS Current assets Cash 4,373 $ 6,185 $ Accounts receivable, net 37,643 39,606 Related party note receivable, current 909 909 Inventories 18,142 17,502 Prepaid expenses and other current assets 3,643 3,874 Total current assets 64,710 68,076 Property, plant and equipment, net 76,098 75,571 Operating lease right-of-use asset 25,954 22,718 Intangible assets, net 40,105 37,232 Goodwill, net 14,615 12,147 Deferred financing costs, net 555 817 Related party note receivable, less current portion 4,379 4,262 Deposits and other long-term assets 981 1,608 Total assets 227,397 $ 222,431 $ LIABILITIES AND SHAREHOLDERS' EQUITY Current liabilities Accounts payable 10,260 $ 11,983 $ Accrued expenses and other current liabilities 11,221 7,864 Current portion of operating lease liabilities 4,305 4,121 Current maturities of long-term debt 5,970 6,995 Total current liabilities 31,756 30,963 Operating lease liabilities, less current portion 22,154 18,765 Revolving line of credit 29,000 27,142 Long-term debt, less current portion 16,333 19,676 Deferred tax liabilities, net 7,034 5,926 Total liabilities 106,277 102,472 Commitments and contingencies (See Note 15) Shareholders' equity Common stock, $0.0001 par value, shares authorized 500,000,000 as of September 30, 2025 and December 31, 2024, 35,661,297 issued and outstanding as of September 30, 2025 and 34,704,696 shares issued and outstanding as of December 31, 2024 4 3 Less: Treasury stock at cost, 462,519 and 0 shares as of September 30, 2025 and December 31, 2024, respectively (1,152) — Additional paid-in-capital 130,157 125,415 Accumulated deficit (8,559) (3,582) Accumulated other comprehensive income (loss) 659 (1,877) Total Drilling Tools International stockholder's equity 121,109 119,959 Non-controlling interest 11 — Total Equity 121,120 119,959 Total liabilities and shareholders' equity 227,397 $ 222,431 $ Drilling Tools International Corp. Consolidated Balance Sheets (Unaudited) (In thousands of U.S. dollars and rounded)

THIRD QUARTER 2025 CASH FLOW STATEMENT 41

RECONCILIATION OF THIRD QUARTER 2025 ADJUSTED EBITDA 42

RECONCILIATION OF NINE MONTHS ENDED 9/30/2025 ADJUSTED EBITDA 43

RECONCILIATION OF THIRD QUARTER 2025 ADJUSTED FREE CASH FLOW 44

RECONCILIATION OF NINE MONTHS ENDED 9/30/2025 ADJUSTED FREE CASH FLOW 45

RECONCILIATION OF THIRD QUARTER 2025 ADJUSTED NET INCOME (LOSS) 46

RECONCILIATION OF NINE MONTHS ENDED 9/30/2025 ADJUSTED NET INCOME (LOSS) 47

RECONCILIATION OF 2025 OUTLOOK 48

RECONCILIATION OF 2025 OUTLOOK 49